                                                                   EXHIBIT 10.32

               AMENDMENT TO COMMON R&D AND PARTICIPATION AGREEMENT

     THIS AMENDMENT (the "Amendment") to the Common R&D and Participation Agreement (the "Agreement"), dated as of May 9, 2000 by and between Toshiba Corporation, a Japanese corporation with a principal place of business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, (hereinafter "Toshiba"), and SanDisk Corporation, a Delaware corporation with a principal place of business at 140 Caspian Court, Sunnyvale, CA 94089, U. S. A. (hereinafter "SanDisk"), is dated and effective as of April 10, 2002.


                                   WITNESSETH
                                   ----------

     WHEREAS, Toshiba and SanDisk have entered into a New Master Agreement dated as of April 10, 2002;

     WHEREAS, Toshiba and SanDisk desire to amend the Agreement in order to make it consistent with the foregoing and the terms and conditions of the New Master Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:


                                    AGREEMENT
                                    ---------

     1. Amendment to Section 5.1(i). Section 5.1(i) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "From the second quarter of the calendar year 2000 through and including March 31, 2002:

          SanDisk will share in Toshiba's Common R&D expenditures as set forth in Table A below, and SanDisk shall pay Toshiba for such Common R&D expenditures in the amounts and on or prior to the dates provided in Table B as follows:

----------------------------------------------------------------------------------------------------------------------
                                                       Table A
----------------------------------------------------------------------------------------------------------------------
                                     SanDisk's Allocation of Common R&D Expenses
----------------------------------------------------------------------------------------------------------------------
                    2000                                                2001                                 2002
----------------------------------------------------------------------------------------------------------------------
      2Q              3Q             4Q            1Q             2Q            3Q             4Q             1Q
----------------------------------------------------------------------------------------------------------------------
                                        (amounts incurred in millions of Yen)
----------------------------------------------------------------------------------------------------------------------
     [***]           [***]         [***]          [***]         [***]          [***]          [***]         [***]
----------------------------------------------------------------------------------------------------------------------


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

----------------------------------------------------------------------------------------------------------------------
                                                       Table B
----------------------------------------------------------------------------------------------------------------------
                                     Payment by SanDisk for Common R&D Expenses
----------------------------------------------------------------------------------------------------------------------
                                          2002                                                       Total
----------------------------------------------------------------------------------------------------------------------
           June 30                     September 30                  December 31
----------------------------------------------------------------------------------------------------------------------
                                        (amounts payable in millions of Yen)
----------------------------------------------------------------------------------------------------------------------
            [***]                          [***]                        [***]                        [***]
----------------------------------------------------------------------------------------------------------------------


     Notwithstanding the foregoing, in the event of the termination of this Agreement after the Effective Date but prior to December 31, 2002, SanDisk shall be obligated immediately to pay any unpaid amount set forth in Table B.

     2. Amendment to Sections 5.1(ii) and (iii). Sections 5.1(ii) and (iii) of the Agreement are hereby deleted in their entirety and the following is substituted in lieu thereof:

     "(ii) After March 31, 2002:

     The parties acknowledge that after March 31, 2002, it will be difficult to predetermine Toshiba's total Common R&D expenditures and a fixed allocation of Common R&D expenditures for SanDisk. Therefore, after March 31, 2002, the payment by SanDisk to Toshiba for Common R&D expenditures will be based on a percentage of SanDisk's Net Sales (as hereinafter defined), and calculated and paid as follows:

     Within thirty days of the end of each calendar quarter based on SanDisk's Net Sales of NAND Flash Memory Products for the quarter just ended as follows:

         From April 1, 2002 to December 31, 2002

           (a)  [***] of the first US $ 100 million for the quarter reported;

           (b)  [***] of the next US $ 100 million for the quarter reported; and

           (c)  [***] of net sales in excess of US $ 200 million per quarter.

     For the purpose of this Article, "Net Sales" shall mean the invoice price for NAND Flash Memory Products billed by SanDisk.

          (iii) Notwithstanding (ii) above, SanDisk's quarterly contribution for Common R&D pursuant to (i) and (ii) above shall not exceed the sum of (a) [***] of the total Common R&D annual expenditure of the Semiconductor Company of Toshiba, as notified to SanDisk by Toshiba at the beginning of each of Toshiba fiscal year ("Total R&D Budget") for the first [***] of the Total R&D Budget and (b) [***] of the portion of such Total R&D Budget in excess of [***]."

     3. Pricing for 2003 and Beyond. For 2003 and beyond, SanDisk's quarterly common R&D payments shall be agreed upon by the parties and will be based on certain percentages of SanDisk's Net Sales (as defined in the Agreement) and calculated in a manner


[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

consistent with Section 5.1(ii) of the Agreement, provided that the percentages used in such calculation shall not exceed (a) the percentages of the applicable SanDisk Net Sales amount set forth in Section 5.1(ii) of the Agreement, as amended herein and (b) the applicable percentages of the Total R&D Budget set forth in Section 5.1(iii) of the Agreement, as amended herein.

     4. Effect of this Amendment. Except as specifically amended hereby, the Agreement shall remain in full force and effect as in existence on the date hereof and is hereby ratified and confirmed in all respects.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the Governing Law provision incorporated by reference into the Agreement.

     6. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one and the same instrument.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                    TOSHIBA CORPORATION


                                    By: /s/ Takeshi Nakagawa
                                        ----------------------------------------
                                    Name:  Takeshi Nakagawa
                                    Title:  Corporate Senior Vice President
                                            President & CEO
                                            Semiconductor Company



                                    SANDISK CORPORATION


                                    By: /s/ Eli Harari
                                        ----------------------------------------
                                    Name:  Eli Harari
                                    Title:  President & Chief Executive Officer


                         [Signature Page to Amendment to
                             Common R&D Agreement]